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                                                                    EXHIBIT 24.1


                            CONSENT OF BRUCK & PERRY



         With regard to the Form S-2 Registration Statement to be filed with the Securities and Exchange Commission by OptimumCare Corporation, a Delaware corporation, we hereby consent to the use of our name under the section entitled "Legal Matters" in the Prospectus which is a part of said Form S-2 Registration Statement.






Newport Beach, California                            BRUCK & PERRY
February 6, 1997                                     A Professional Corporation